UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 9, 2016
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Federal Criminal Trial

On June 14, 2016, a federal criminal trial against Pacific Gas and Electric Company (“Utility” or “PG&E”), a subsidiary of PG&E Corporation, began in the United States District Court for the Northern District of California, in San Francisco, on 12 felony counts alleging that the Utility knowingly and willfully violated minimum safety standards under the Natural Gas Pipeline Safety Act relating to record-keeping, pipeline integrity management, and identification of pipeline threats, and one felony count charging that the Utility illegally obstructed the National Transportation Safety Board’s (“NTSB”) investigation into the cause of the San Bruno accident.  On July 26, 2016, the court granted the government’s motion to dismiss Count 13 alleging that the Utility knowingly and willfully failed to retain a strength test pressure record with respect to a distribution feeder main (DFM 1816-01), thereby reducing the total number of counts from 13 to 12.

On August 9, 2016, the jury found the Utility guilty on the following six counts:

- Count 1 – Obstruction of an NTSB proceeding;

- Count 2 – Knowing and willful failure to gather and integrate existing data and information for L132 or L109 in violation of Section 192.917(b);

- Count 5 – Knowing and willful failure to identify and evaluate all potential threats to each covered pipeline segment for at least one of L132, L153, or DFM 1816-01 in violation of Section 192.917(a);

- Count 6 – Knowing and willful failure to include in a Baseline Assessment Plan for at least one of L132, L153, or L109 either (1) the potential threats to each covered pipeline segment identified under Section 192.917 and the information supporting the threat identification or (2) the methods selected to assess all potential threats on covered segments, in violation of Section 192.919;

- Count 7 – For at least one of L132, L153, L109 or DFM 1816-01, knowing and willful failure to prioritize the covered segment as a high risk segment for the baseline assessment or a subsequent reassessment following the occurrence of a “changed circumstance” in violation of Section 192.917(e)(3).  A “changed circumstance” means either: (1) operating pressure increased above the maximum operating pressure experienced during the preceding five years; (2) MAOP increased; or (3) the stresses leading to cyclic fatigue increased;

- Count 8 – For at least one of DFM 1816-01, L191-1, L109, L107 or L132, a covered pipeline segment contained low frequency electric resistance welded pipe (ERW), lap welded pipe or other pipe that satisfies the conditions specified in ASME/ ANSI B31.8S, Appendices A4.3 and A4.4; and either: (1) any covered or non-covered segment in the pipeline system with such pipe has experienced seam failure; or (2) operating pressure on the covered segment has increased over the maximum operating pressure experienced during the preceding five years; and PG&E knowingly and willfully failed to prioritize the covered segment as a high risk segment for the baseline assessment or a subsequent reassessment in violation of Section 192.917(e)(4).

The maximum statutory fine for each felony count is $500,000, for total potential maximum statutory fines of $3 million.

The jury found the Utility not guilty on the following six counts:

- Count 3 – Knowing and willful failure to maintain a repair record for L132 in violation of Section 192.709(a);

- Count 4 – Knowing and willful failure to maintain a repair record for L109 in violation of Section 192.709(a);

- Count 9 – Knowing and willful failure to make and retain a pressure test record for L132 in violation of Section 192.517(a);

- Count 10 – Knowing and willful failure to make and retain a pressure test record for L109 in violation of Section 192.517(a);

- Count 11 – Knowing and willful failure to make and retain a pressure test record for L153 in violation of Section 192.517(a);

- Count 12 – Knowing and willful failure to make and retain a pressure test record for L191-1 in violation of Section 192.517(a).

PG&E Corporation and the Utility are unable to predict when the sentencing will take place and its outcome.

PG&E Corporation and the Utility have not recorded any charges for potential criminal fines in their condensed consolidated financial statements at June 30, 2016.  If a fine is imposed, PG&E Corporation and the Utility will record a charge when required in accordance with Generally Accepted Accounting Principles (GAAP).  The Utility also could incur material costs, not recoverable through rates, to implement remedial measures that may be imposed by the court, such as a requirement that the Utility’s natural gas operations be supervised by a third-party monitor. The Utility could also be suspended or debarred from entering into federal procurement and non-procurement contracts and programs.

The Utility’s conviction could harm its relationships with regulators, legislators, communities, business partners, or other constituencies and make it more difficult to recruit qualified personnel and senior management.  Further, it could negatively affect the outcome of future ratemaking and regulatory proceedings, for example, by enabling parties to argue that the Utility should not be allowed to recover costs that the parties allege are somehow related to the criminal charges on which the Utility was found guilty.

In addition, the Utility’s conviction could result in increased regulatory or legislative scrutiny with respect to various aspects of how the Utility’s business is conducted or organized.

For more information about the federal criminal indictment, see PG&E Corporation and the Utility’s annual report on Form 10-K for the period ended December 31, 2015 and their quarterly reports on Form 10-Q for the quarters ended on March 31, 2016 and June 30, 2016.

A copy of the statement that the Utility issued on August 9, 2016 to announce the jury’s verdict is attached as Exhibit 99 to this report.

Item 9.01 Financial Statements and Exhibits

Exhibit 99	PG&E Statement on Trial Verdict dated August 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: August 9, 2016	By:	/s/ Linda Y.H. Cheng
LINDA Y.H. CHENG
Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: August 9, 2016	By:	/s/ Linda Y.H. Cheng
LINDA Y.H. CHENG
Vice President, Corporate Governance and Corporate Secretary

Exhibit Index

Exhibit 99	PG&E Statement on Trial Verdict dated August 9, 2016